UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 29, 2022

Avinger, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36817	20-8873453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chesapeake Drive
Redwood City, California 94063
(Address of principal executive offices, including zip code)

(650) 241-7900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AVGR	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On March 29, 2022, the Company issued a press release announcing that it had regained compliance with Nasdaq Listing Rule 5550(a)(2). A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 8.01	Other Events.

As previously disclosed, on September 22, 2021, Avinger, Inc. (the “Company”) received a letter from the Listing Qualifications Department (the “Staff”) of The NASDAQ Stock Market, LLC (“Nasdaq”) notifying the Company that the Company was not in compliance with Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”), as the minimum bid price for the Company’s listed securities was less than $1 for the previous 30 consecutive business days. The Company had a period of 180 calendar days, or until March 21, 2022, to regain compliance with the rule referred to in this paragraph. As of March 21, 2022, the Company had not yet regained compliance with the Minimum Bid Price Requirement.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company provided written notice to Nasdaq of its intent to cure the deficiency and, on March 22, 2022, the Company received notice that Nasdaq granted the Company an additional 180 calendar days, or until September 19, 2022, to regain compliance with the Minimum Bid Price Requirement.

On March 29, 2022, the Company received a letter from Nasdaq notifying the Company that the Staff had determined that the closing bid price of the Company’s common stock had been at $1.00 per share or greater for at least 10 consecutive business days and, accordingly, that the Company had regained compliance with the Minimum Bid Price Requirement for continued listing on the Nasdaq Stock Market and that the matter is now closed. While the Company has regained compliance with the Minimum Bid Price Requirement, there can be no assurance that the Company will be able to maintain compliance with the Minimum Bid Price Requirement in the future.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Avinger, Inc. issued on March 29, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVINGER, INC.

Date: March 29, 2022	By:	/s/ Mark Weinswig
Mark Weinswig
Chief Financial Officer